SHARE REPURCHASE PROGRAM	12 Months Ended
Dec. 31, 2025
SHARE REPURCHASE PROGRAM
SHARE REPURCHASE PROGRAM

14. SHARE REPURCHASE PROGRAM

In December 2021, the Company’s board of directors authorized a share repurchase program (the “2021 Share Repurchase Program”) under which the Company may repurchase up to US$10 million worth of its ADSs over the following 12 months, and further authorized a 12-month extension of the share repurchase program in each of December 2022, December 2023, December 2024 and December 2025, extending the program until December 31, 2026. Pursuant to the initial and extended share repurchase program, the Company’s proposed repurchases may be made from time to time through open market transactions at prevailing market prices, in privately negotiated transactions, in block trades and/or through other legally permissible means, depending on the market conditions and in accordance with applicable rules and regulations. The timing and dollar amount of repurchase transactions will be subject to the SEC Rule 10b-18 and/or Rule 10b5-1 requirements. The board of directors will continue to review the extended share repurchase program periodically, and may authorize adjustments to its terms and size. The Company expects to continue to fund the repurchases under the extended share repurchase program with its existing cash balance.

For the years ended December 31, 2023, 2024 and 2025, the Company repurchased 420,274, 735,714 and 959,565 ADSs, equivalent of 2,101,370, 3,678,570 and 4,797,825 Class A ordinary shares for US$1,385 thousand, US$1,354 thousand and US$2,399 thousand, on the open market, at a weighted average price of US$3.29, US$1.84 and US$2.50 per ADS, respectively. The Company accounts for the repurchased ADSs under the cost method and includes such treasury stock as a component of the shareholders’ equity.